EX-10.1
AMENDMENT NO. 1 TO FORBEARANCE AGREEMENT

THIS AMENDMENT NO. 1 TO FORBEARANCE AGREEMENT (this “Amendment”) is entered into as of May 18, 2023 by and among HIGH TRAIL SPECIAL SITUATIONS LLC, a Delaware limited liability company (in its capacity as holder, secured party or collateral agent, as applicable, “Purchaser”), 9 Meters Biopharma, Inc., a Delaware corporation (“Issuer”), and Naia Rare Diseases, LLC, a Delaware limited liability company (“Guarantor” and, together with Issuer, the “Note Parties”).

WITNESSETH:

WHEREAS, the Parties are party to that certain Forbearance Agreement, dated as of April 26, 2023 (as amended hereby, the “Forbearance Agreement”);
WHEREAS, the Note Parties have requested to amend the Forbearance Agreement as set forth herein, and Purchaser has agreed to such amendment, upon the terms and subject to the conditions set forth herein;
NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
AGREEMENT:

1.Recitals. The foregoing recitals are confirmed as true and correct and are incorporated herein by reference. The recitals are a substantive, contractual part of this Amendment.
2.Definitions. Capitalized terms appearing herein and not otherwise defined shall have the meanings ascribed to such terms in the Forbearance Agreement and the other Note Documents, as applicable, unless the context hereof shall otherwise require or provide.
3.Amendments to Forbearance Agreement. Subject to the conditions precedent set forth in Section 6 herein and reliance on the representations and warranties set forth in Section 7 herein, the Forbearance Agreement is hereby amended as follows:
(a)Section 6(a) of the Forbearance Agreement is hereby amended by replacing the reference to “May 16, 2023” in clause (i) thereof with “May 29, 2023, or such later date agreed to by Purchaser in writing”.
(b)Section 7(d) of the Forbearance Agreement is hereby deleted and replaced in its entirety with the following:
“7(d) The Securities Account of Issuer with Wells Fargo Securities, LLC designated by Account No. 1BC87871 shall contain (i) from April 26, 2023 through May 17, 2023, not less than $1,600,000.00 and (ii) at all times on and after May 18, 2023, not less than $1,075,000.00.”

4.Acknowledgements of Note Parties. Each of the Note Parties hereby acknowledges and agrees that: (i) the Existing Defaults have occurred and remain in effect as of the date hereof, (ii) Purchaser has not waived nor agreed to waive such Existing Defaults and has not agreed to any other restructuring, modification, amendment, waiver or forbearance except as expressly set forth in the Forbearance Agreement (iii) as of the close of business on the date hereof, the outstanding principal balance of the Note is not less than $2,294,522.44, plus accrued and unpaid interest, including Default Interest, of $19,503.44; (iv) because of the Existing Defaults, Purchaser is entitled to exercise all of its rights and remedies as Note holder, secured party and collateral agent, as applicable, under the Note Documents, including, without limitation, by accelerating and declaring the Note due and payable in full immediately for cash in an amount equal to the Event of Default Acceleration Amount pursuant to Section 11(B)(ii) of the Note in the amount of not less than $2,638,700.81, plus accrued and unpaid interest, including Default Interest; (v) the obligations of the Note Parties under the Note Documents include payment of all of Purchaser’s expenses, costs and fees, including attorneys’ fees, actually incurred in the enforcement of the Note Documents and drafting and negotiation of this Amendment.
5.Reaffirmation and Ratification of Note Documents, Liens and Security Interests. Each of the Note Parties hereby restates, ratifies, and reaffirms all of the terms and provisions of the Forbearance Agreement and the other Note Documents to which it is a party and agrees that such Note Documents are in full force and effect and shall continue to be valid and enforceable, without any counterclaim, defense or setoff, until the obligations are indefeasibly paid in full and all liabilities have been satisfied. Each of the Note Parties hereby restates, ratifies, and reaffirms that all obligations of the Note Parties to the Purchaser are secured by validly perfected, first priority security interests in and liens on substantially all personal property of the Note Parties, as provided in the Security Agreement, IP Security Agreement, Control Agreements, and related Note Documents, and that such liens and security interests are valid and subsisting against the property described in the Note Documents.
6.Conditions of Effectiveness of Amendment. This Amendment shall not be effective until the following conditions precedent have been satisfied or waived in writing:
(a)Purchaser shall have received counterparts of this Amendment executed by Issuer and Guarantor;
(b)No Default or Event of Default (other than the Existing Defaults) shall exist;
(c)The representations and warranties set forth in the Forbearance Agreement, the other Note Documents and herein shall be true and correct in all material respects, except (i) with respect to the existence of the Existing Defaults, (ii) to the extent already limited by materiality, in which case such representations and warranties shall be true and correct in all respects, and (iii) to the extent such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date;

(d)Purchaser shall have received its costs and expenses, including out-of-pocket attorneys’ fees and expenses, in connection with the preparation, negotiation and execution of this Amendment;
(e)The Note Parties shall have made or caused to be made any filing and obtained any consent or authorization as necessary to execute, deliver and perform hereunder; and
(f)Purchaser shall have received such other documents, instruments and certificates as reasonably requested by Purchaser.
7.Representations and Warranties. Each of the Note Parties hereby represents, warrants and certifies that:
(a)The representations and warranties contained in the Forbearance Agreement and the other Note Documents to which it is a party are true and correct in all material respects on and as of the date hereof (except to the extent already limited by materiality, in which case such representations and warranties are true and correct in all respects), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date;
(b)this Amendment has been duly authorized, executed and delivered and constitutes a legal, valid and binding obligation of such Note Party in accordance with its terms; and
(c)other than the Existing Defaults, no Default or Event of Default exists.
8.Covenants.
(a)Issuer shall provide written notice to the Purchaser promptly upon the occurrence of any event or circumstance that may reasonably be expected to constitute or become a breach or Event of Default.
(b)No later than 9:15 a.m., New York time, on May 19, 2023, Issuer shall file a Current Report on Form 8-K (“Form 8-K”) disclosing all the material terms of the transactions contemplated by this Amendment. From and after the issuance of the Form 8-K, the Issuer and Guarantor shall have disclosed all material, non-public information (if any) provided to Purchaser by the Note Parties or any of their respective subsidiaries or any of their respective officers, directors, employees, or agents, and Purchaser shall not be in possession of any material, non-public information regarding the Issuer, Guarantor or any of their respective subsidiaries.
(c)The Note Parties shall take all such actions and execute and deliver all such documents and instruments as requested by Purchaser as necessary to give effect to the terms of this Amendment.

9.Continuing Effect of Forbearance Agreement. Except as expressly modified hereby as of the date hereof, the Forbearance Agreement remains in full force and effect in accordance with its terms.
10.Governing Law and Venue. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the laws of any other jurisdiction.
11.Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
12.Transaction Document. This Amendment is made a part of the Forbearance Agreement and is a Note Document and a Transaction Document (as defined in the SPA) and is subject to all provisions of the Note Documents applicable to Transaction Documents, all of which are incorporated in this Amendment by reference the same as if set forth in this Amendment verbatim.
13.Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the Parties hereto, all other provisions nevertheless shall remain effective and binding on the Parties hereto.
14.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of Issuer, Guarantor, Purchaser, and each of their respective successors and permitted assigns, provided that neither Issuer nor Guarantor may, without the prior written consent of Purchaser, assign any rights, powers, duties or obligations hereunder. Purchaser may sell, transfer, or assign any of its rights hereunder or under any of the Note Documents at any time without notice to or consent of Issuer or Guarantor, subject to the provisions of the Note Documents.
15.Waiver and Release. Each of the Note Parties warrants and represents to Purchaser that its obligations under the Note Documents are not subject to any credits, charges, claims, or rights of offset or deduction of any kind or character whatsoever and, as a material part of the consideration for Purchaser entering into this Amendment, each agrees as follows (the “Release Provision”):
(a)EACH OF THE NOTE PARTIES HEREBY RELEASES AND FOREVER DISCHARGES PURCHASER AND ITS PREDECESSORS, SUCCESSORS, ASSIGNS, OFFICERS, MANAGERS, DIRECTORS, MEMBERS, SHAREHOLDERS, EMPLOYEES, AGENTS, ATTORNEYS, REPRESENTATIVES, PARENT CORPORATIONS, SUBSIDIARIES, AND AFFILIATES (HEREINAFTER ALL OF THE ABOVE COLLECTIVELY REFERRED TO AS “RELEASED PARTIES”) JOINTLY AND SEVERALLY FROM ANY AND ALL CLAIMS, COUNTERCLAIMS, DEMANDS, DAMAGES, DEBTS, AGREEMENTS, COVENANTS, SUITS, CONTRACTS, OBLIGATIONS, LIABILITIES, ACCOUNTS, OFFSETS, RIGHTS, ACTIONS,

AND CAUSES OF ACTION OF ANY NATURE WHATSOEVER OCCURRING PRIOR TO THE DATE HEREOF, INCLUDING, WITHOUT LIMITATION, ALL CLAIMS, DEMANDS, AND CAUSES OF ACTION FOR CONTRIBUTION AND INDEMNITY, RE-CHARACTERIZATION, OR EQUITABLE SUBORDINATION, WHETHER ARISING AT LAW OR IN EQUITY, PRESENTLY POSSESSED, WHETHER KNOWN OR UNKNOWN, WHETHER LIABILITY BE DIRECT OR INDIRECT, LIQUIDATED OR UNLIQUIDATED, PRESENTLY ACCRUED, WHETHER ABSOLUTE OR CONTINGENT, FORESEEN OR UNFORESEEN, AND WHETHER OR NOT HERETOFORE ASSERTED (“CLAIMS”), WHICH EACH OF THE NOTE PARTIES MAY HAVE OR CLAIM TO HAVE AGAINST ANY OF THE RELEASED PARTIES.
(b)Each of the Note Parties agrees not to sue any of the Released Parties or in any way assist any other Person in suing any of the Released Parties with respect to any Claim released herein. The Release Provision may be pleaded as a full and complete defense to, and may be used as the basis for an injunction against, any action, suit, or other proceeding that may be instituted, prosecuted, or attempted in breach of the release contained herein.
(c)Each of the Note Parties acknowledges, warrants, and represents that it has read and understands the Release Provision and has had the assistance of independent counsel of its own choice in considering the terms of the Release Provision.
16.Returned Proceeds. Anything to the contrary herein notwithstanding, if any proceeds or property are remitted to Purchaser by or on behalf of any of the Note Parties in accordance with the terms hereof, and thereafter, as a result of the exercise of the authority of a trustee or debtor-in-possession under applicable provisions of the U.S. bankruptcy code, other insolvency law, or any provision of applicable federal or state law, Purchaser is required to, and does in fact, remit, rescind or restore the whole or any part of such proceeds or property (the “Returned Proceeds”), (a) the amount of any such Returned Proceeds shall be considered to have been unpaid at all times for the purposes of this Amendment, (b) the obligations of the Note Parties to Purchaser under the Note Documents (less the amount of Returned Proceeds paid and applied on account of the Note and not so returned), and the corresponding lien rights of Purchaser, shall be automatically reinstated nunc pro tunc, and (c) the Note Parties shall indemnify and hold Purchaser harmless from and against any and all losses and reasonable costs and expenses, including reasonable legal fees, incurred by Purchaser arising out of, relating to or in connection with such remittance, recission or restoration.
17.Amendments. This Amendment may not be amended except in a writing executed by Purchaser and all Parties hereto.
18.Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original (including electronic copies) but all of which together shall constitute one and the same instrument. Electronic signatures hereto shall be effective as manually executed originals.
[Remainder of page intentionally left blank. Signature pages follow.]

IN WITNESS WHEREOF, the Issuer, Purchaser and Guarantor have caused this Agreement to be executed as of the day and year first above written.

ISSUER:

9 METERS BIOPHARMA, INC.,
A Delaware corporation

By:    /s/ Bethany Sensenig
    Name: Bethany Sensenig
    Title: Chief Financial Officer

GUARANTOR:

NAIA RARE DISEASES, LLC,
A Delaware limited liability corporation

By:    /s John Temperato
    Name: John Temperato
    Title: President

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

[Signature Page to Amendment No. 1 to Forbearance Agreement]

PURCHASER:

HIGH TRAIL SPECIAL SITUATIONS LLC
A Delaware limited liability company

By:    /s/ Eric Helenek
    Name: Eric Helenek
                         Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Forbearance Agreement]